UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	RIGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2018 Equity Incentive Plan, as Amended

On May 14, 2020, at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Rigel Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved the amendment to the Company’s 2018 Equity Incentive Plan (the “Amended 2018 Plan”), to, among other items, (i) add an additional 2,800,000 shares to the number of shares of common stock authorized for issuance under the Amended 2018 Plan, and (ii) change the fungible share counting ratio so that the share reserve will be reduced or increased by 1.44 shares for each share of common stock issued pursuant to, or returning from, a Full Value Award (as defined in the Amended 2018 Plan).

The Amended 2018 Plan previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The Amended 2018 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Amended 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2020 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2018 Plan, which is attached as Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1: Election of Directors

Each of the two nominees for director, to serve until the Company’s 2023 Annual Meeting of Stockholders or until his respective successor has been elected and qualified, was elected as follows:

Name of Director	For	Withheld	Broker Non-Votes
Raul Rodriguez	111,583,129	1,449,199	20,877,603
Walter H. Moos, PhD	102,830,921	10,201,407	20,877,603

Proposal 2: Approval of the Amended 2018 Plan

The Company’s stockholders approved the Amended 2018 Plan.

For	Against	Abstain	Broker Non-Votes
104,418,750	8,416,021	197,557	20,877,603

Proposal 3: Say-on-Pay

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
110,874,145	1,986,634	171,549	20,877,603

Proposal 4: Ratification of Appointment of Ernst & Young

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
128,422,614	5,126,614	360,703	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary